Renovate America, Inc. 15073 Avenue of Science San Diego, CA 92128	Deutsche Bank Securities, Inc. 60 Wall Street, 3rd Floor New York, NY 10005

Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	Mischler Financial Group One Stamford Landing, Suite 104 Stamford, CT 06902

Independent Accountants’ Report on Applying Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company” or the “Responsible Party”), Deutsche Bank Securities, Morgan Stanley & Co. LLC, and Mischler Financial Group (the “Underwriters”) collectively referred to herein as the “Specified Parties,” solely to assist you with respect to the accuracy of certain attributes of the collateral assets, including property assessed clean energy (“PACE”) assessments (the “PACE Assessments”) and PACE bonds (the “PACE Bonds”), pursuant to the offering by HERO Funding 2016-3. The Company is responsible for the information related to the PACE Assessments and PACE Bonds.

You have also informed us that the procedures enumerated below relate to the offering by HERO Funding II 2016-3B. The offerings by HERO Funding 2016-3 and HERO Funding II 2016-3B are together referred to as the “Transaction.”

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Transaction documents or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including, but not limited to, Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to the offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Company; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the pool of assessments with all assets in the securitization based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

In connection with the Transaction, the Specified Parties agreed on a sample size of 135 PACE Assessments, and the Specified Parties have requested us to randomly select this sample from the pool of PACE Assessments underlying the PACE Bonds, which the Company represents will be sold to HERO Funding 2016-3 as part of the Transaction. The Specified Parties also requested we perform certain procedures over 180 PACE Bonds, which the Specified Parties represent as the entire population of PACE Bonds. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds, which the Company represented will be securitized as collateral by HERO Funding 2016-3. The agreed-upon procedures described herein relate solely to the PACE Assessments and PACE Bonds. The following phrases, terms and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•	The phrase “Initial Assessment Data Tape” refers to a detailed listing of 10,450 PACE Assessments provided to us by the Company on August 8, 2016, containing data as of August 2, 2016, which the Company asserted contains PACE Assessments that will be included in the Transaction as of the Closing Date. The Initial Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Revised Assessment Data Tape” refers to a detailed listing of 12,394 PACE Assessments provided to us by the Company on August 11, 2016 containing data as of August 12, 2016, which the Company asserted contains all the PACE Assessments that were included in the Initial Assessment Data Tape and 1,944 additional PACE Assessments that will also be included in the Transaction as of the Closing Date. The Revised Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Sample Assessments” refers to a sample of 135 PACE Assessments. We were instructed by the Company to randomly select 115 PACE Assessments from the Initial Assessment Data Tape and randomly select an additional 20 PACE Assessments from the incremental PACE Assessments included in the Revised Assessment Data Tape which were not previously included in the Initial Assessment Data Tape. A random selection method ensures that all PACE Assessments have an equal chance of being selected from the respective population.

•	The phrase “Property Reports” refers to any of the following files provided by the Company, containing source data related to Home Value:
o	Zillow Report
o	Core Logic Report
o	Appraisal
o	Black Knight Report
o	Source Property Report (SPR)
o	RA Property Report
o	Other

•	The phrase “Assessment File” refers to the contract files or documentation related to each Assessment which includes the following documents: Contractual Assessment Data File, Hero Processing Worksheet, Assessment Contract (including any Assessment Contract Addendum, as applicable), Completion Certificate, Hero Payment Summary, Tax Report, the RA Property Report, and/or additional Property Reports as defined above. We were provided with an Assessment File for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

•	The phrase “PACE Data Tape” refers to a detailed listing provided by the Company of 180 PACE Bonds which were created in May through August 2016.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

•	The phrase “Supplemental Indentures” refers to the individual Supplemental Indentures for each of the PACE Bonds provided to us by the Company and used by us in performing the procedures related to the PACE Bonds enumerated below.

•	The phrase “PACE Prepayment File” refers to a file containing information related to partial and full prepayments, as of the Cutoff Date, for the PACE Assessments underlying each of the PACE Bonds.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of the Sampled Assessments:

1.	We compared the attributes specified in the table below (“Specified Attributes”) set forth in the Revised Assessment Data Tape, to the source within the Assessment File and found the attributes to be in agreement, except as noted in Exhibit A:

	Specified Attributes	Field Name in Revised Assessment Data Tape	Source within Assessment File
1	HEROId	HERO Id	Contractual Assessment Data File
2	Property City	Property City	Contractual Assessment Data File
3	APN	AUSAPN	Contractual Assessment Data File
4	County	County	Contractual Assessment Data File
5	Zip	Zip	Contractual Assessment Data File
6	Property Type	Property Type	RA Property Report; however, if the RA Property Report states “PUD” as the Property Type, then the Company instructed us to refer to the Hero Processing Worksheet instead
7	Products (1-9)	Products (01-09)	Completion Certificate
8	Term	Term	Hero Payment Summary
9	Rate	Rate	Assessment Contract or Assessment Contract Addendum
10	Funding Date	Funding Date	Hero Payment Summary
11	Funded Amount	Funded Amount	Hero Payment Summary
12	Home Value	Home Value	Hero Processing Worksheet
13	First Payment	First Payment	Contractual Assessment Data File
14	Maturity Date	Maturity Date	Contractual Assessment Data File
15	Tax Payment	Total Annual Tax Payment	SPR, if available, otherwise the RA Property Report
16	Total Open Liens	Total Open Liens	Hero Processing Worksheet

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed in a different order in the Assessment File when compared to the Revised Assessment Data Tape. The Company instructed us that no exception should be noted in the event of a different order of Products.

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed more than once for any given Sample Assessment in the Assessment File. The Company noted that if an identical Product was listed more than once in the Assessment File, and only listed once in the Revised Assessment Data Tape, no exception should be noted.

Per the Company’s instruction, the following mapping was provided for the Specified Attribute “Property Type:”

RA Property Report	Revised Assessment Data Tape
Condominium	Condominium
Duplex	Multi-family Home
Mobile Home Lot	Mobile Home
Rural Homesite	Single Family Home
SFR	Single Family Home
PUD	Refer to Hero Processing Worksheet

With respect to the “County” Specified Attribute, for HEROId “RSB30895N-160202,” both San Bernardino and Riverside were listed in the Contractual Assessment Data File. The Company provided the Grant Deed for the property associated with this PACE Assessment as an additional source for the “County” Specified Attribute, which also listed both San Bernardino and Riverside. The Company instructed us to compare the “County” Specified Attribute to the county where the property is physically located. In addition, the Company instructed us that the property is physically located in San Bernardino, which agrees to the “County” Specified Attribute listed in the Revised Assessment Data Tape.

Per the Company’s instruction, a $1 difference threshold was applied for the Specified Attribute “Tax Payment.”

See Exhibit A for a list of differences identified by this procedure.

2.	Based on the Property Value Source listed in the Revised Assessment Data Tape, we observed the existence of one or more Property Reports provided in the Assessment File, which correspond to the Property Value Source contained in the Revised Assessment Data Tape as follows:
•	(“Z”) = Zillow Report;
•	(“P”) = Core Logic Report, or if not available the RA Property Report (Prequal Pro line item);
•	(“B”) = Black Knight Report;
•	(“A”) = Appraisal;
•	(“Tax”) = SPR, or if not available the RA Property Report (Tax Assessment line item); or
•	(“O”) = Other

Per the Company’s instruction, if the Property Value Source contained in the Revised Assessment Data Tape contained more than one of the above sources, we observed the existence of both sources listed in the Revised Assessment Data Tape. For example, if “Z,P” was listed in the Property Value Source field of the Revised Assessment Data Tape, we observed the existence of a Zillow Report as well as a Core Logic Report, and if the Core Logic Report is not available, then the RA Property Report (Prequal Pro line item). In addition, if a single source is listed in the Revised Assessment Data Tape and is observed in the Assessment File, the existence of a second source in the Assessment File will not result in an exception.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

3.	We obtained the range of home values (“Assessment File Home Values”) from the Assessment File utilizing the Property Value Source identified in the Revised Assessment Data Tape and the following methodology provided by the Company:

•	If a single Property Value Source is listed in the Revised Assessment Data Tape, the range of Assessment File Home Values is the high and low home value listed on the applicable Property Value Source contained in the Assessment File. If Property Value Source is “Tax,” a single home value will be listed, and this will be utilized.

•	If there are two Property Value Sources listed in the Revised Assessment Data Tape, the range of Assessment File Home Values is the high home value listed on each applicable Property Value Source contained in the Assessment File.

We compared the Home Value contained in the Revised Assessment Data Tape to the Assessment File Home Values and found the Home Value to be within the range of Assessment File Home Values.

4.	We recalculated the Loan to Value (“LTV”) and compared the results rounded to the nearest 0.01% to the LTV as disclosed in the Revised Assessment Data Tape and found them to be in agreement. Using information obtained from the Revised Assessment Data Tape, we recalculated LTV as a) “Total Open Liens” over b) “Home Value.”

5.	We recalculated the Combined Loan to Value (“CLTV”) and compared the results rounded to the nearest 0.01% to the CLTV as disclosed in the Revised Assessment Date Tape and found them to be in agreement. Using information obtained from the Revised Assessment Data Tape, we recalculated CLTV by summing a) “Total Open Liens” and b) “Funded Amount” and dividing the result by “Home Value.”

6.	We recalculated Assessment Loan to Value (“Assessment-LTV”) and compared the results rounded to the nearest 0.01% to the Assessment-LTV disclosed in the Revised Assessment Data Tape and found them to be in agreement. Using information obtained from the Revised Assessment Data Tape, we recalculated Assessment-LTV as a) “Funded Amount” over b) “Home Value.”

7.	We recalculated the Reserve Fund Amount for each Sample Assessment and compared the results to the Reserve Fund Amount disclosed in the Revised Assessment Data Tape and found them to be in agreement. The Reserve Fund Amount was recalculated by multiplying a) “Funded Amount” obtained from the Revised Assessment Data Tape by b) 10 basis points for assessments with a Bond Id ending in “A” and 7.5 basis points for assessments with a Bond Id ending in a “C.”

We applied the following procedures with respect to the PACE Bonds:

8.	For each PACE Bond, we compared and agreed the attributes listed below, as set forth in the PACE Data Tape, to the information contained in the Supplemental Indentures and found them to be in agreement.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

Attribute	Field name in the PACE Data Tape
Bond Name	BondName
Coupon	Coupon
Maturity Date	MaturityDate
First Pay Date	FirstPaymentDate

9.	For each PACE Bond, we recalculated the funded principal balance based on the sum of the following:
•	the “CurrentFaceAmount” for each PACE Bond provided within the PACE Data Tape, and
•	the sum of partial and full prepayments, for each PACE Bond, utilizing the “Bond Id” and “Prepayment Amount,” contained in the PACE Prepayment File provided by the Company.

We compared and agreed this amount to the “Principal Balance” attribute contained the Supplemental Indentures, and found them to be in agreement.

10.	For each PACE Bond, we recalculated the “Term” by subtracting the “First Pay Date” from the “Maturity Date” obtained from the Supplemental Indentures. The Company instructed us to round the results to the nearest Term as follows:

▪	5 year term
▪	10 year term
▪	15 year term, and
▪	20 year term.

We compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the PACE Assessments, PACE Bonds, other information provided to us or included in the Transaction documents. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

August 26, 2016

Independent Accountants’ Report on Applying Agreed-Upon Procedures
HERO Funding 2016-3 and HERO Funding II 2016-3B
August 26, 2016

Exhibit A

Exceptions to Procedure 1 for the Sample Assessments

HERO ID	Specified Attribute	Value per Source within Assessment File	Value per Assessment Data Tape
RLA1871C-160130	Property Type	Single Family Home	Condominium